Exhibit 10.1

SECOND AMENDMENT
TO EXECUTIVE EMPLOYMENT AGREEMENT

This SECOND AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (this “Amendment”) is executed and effective this 8th day of May, 2015, by and among CHAMBERS STREET PROPERTIES, a Maryland real estate investment trust, with its principal place of business at 47 Hulfish Street, Suite 210, Princeton, New Jersey 08542 (the “Company”), CSP OPERATING PARTNERSHIP, L.P., a Delaware limited partnership with its principal place of business at 47 Hulfish Street, Suite 210, Princeton, New Jersey 08542 (the “OP”), and MARTIN A. REID, an individual resident of the State of Maryland (“Executive”).

W I T N E S S E T H:

WHEREAS, the Company, the OP and Executive have entered into that certain Executive Employment Agreement, entered into the 25th day of September, 2012 effective as of the 1st day of July, 2012, as amended (the “Employment Agreement”); and

WHEREAS, the Company, the OP and Executive wish to amend the Employment Agreement in the manner set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises, and of the mutual promises, obligations, and agreements contained herein, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.
Section 4.1(c)(ii) of the Employment Agreement is hereby amended by (i) replacing “fifty percent (50%)” with “seventy percent (70%)”, and (ii) inserting “in substantially the same proportions” after “directly or indirectly,”.

2.
The existing terms and conditions of the Employment Agreement shall remain in full force and effect except as such terms and conditions are specifically amended by, or conflict with, the terms of this Amendment.

3.
This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. Executed counterparts may be delivered by facsimile or other electronic transmission.

4.	The validity, interpretation and performance of this Amendment shall be governed by the laws of the State of New York, without giving effect to the conflicts of laws principles thereof.

IN WITNESS WHEREOF, Executive has executed and delivered this Amendment, and the Company has caused this Amendment to be executed and delivered, all as of the day and year first above set forth.

CHAMBERS STREET PROPERTIES

By:	/s/ CHARLES E. BLACK
	Name:	Charles E. Black
	Title:	Chairman of the Board of Trustees

CSP OPERATING PARTNERSHIP, L.P.

By:	Chambers Street Properties, its General Partner

	By:	/s/ CHARLES E. BLACK
	Name:	Charles E. Black
	Title:	Chairman of the Board of Trustees of Chambers Street Properties

/s/ MARTIN A. REID
MARTIN A. REID